SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
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                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 30, 2004

                                  SUPCOR, INC.
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             (Exact name of registrant as specified in its charter)

        Delaware                      0-50913                    52-2175898
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(State of Incorporation)            (Commission                 (IRS Employer
                                    File Number)             Identification No.)

                         515 Madison Avenue - Suite 2100
                               New York, NY 10022
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                    (Address of principal executive offices)

        Registrant's telephone number, including area code (212) 755-3636
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          (Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))



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Item 2.01.  Completion of Acquisition or Disposition of Assets.
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On December 12, 2004, Supcor, Inc. , a Delaware Corporation (the "Company")
entered into an exchange Agreement (the "Acquisition Agreement") with all of the stockholders (the "Stockholders") of Beijing Tenet-Jove Technological Development Corp., Ltd., a Peoples Republic of China corporation ("Tenet-Jove"). On December 30, 2004, (the "Closing Date"), pursuant to the terms of the Acquisition Agreement, the Company acquired all of the issued and outstanding capital stock of Tenet-Jove from the Tenet-Jove stockholders in exchange for an aggregate of newly issued shares of the Company's Common Stock (the "Acquisition"). From and after the Closing Date the only operation of Tenet-Jove will be the only operation of the Company. Following is Disclosure regarding Tenet-Jove.

Tenet-Jove develops, manufactures and distributes specialized fabric products designed to incorporate traditional Eastern medicines with modern scientific developed health products predicated on well established Eastern herbal remedies.

Tenet-Jove owns and operates a chain of stores throughout China. The Company also franchises products to regional and local distributors and store owners.

The Company maintains and operates a factory for the production of its product, but however, does subcontract the manufacture of some of the fabric.

The Company refers to its technology as "Infrared." The working of the product is analogous to a nicotine patch in that the clothes manufactured with the Company's fabrics are impregnated with the product which is then absorbed through the wearer's skin.


Item 9.01.  Financial Statements and Exhibits
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(a)  Financial Statements for Business Acquired.

     The financial statement required by this item will be filed by amendment to this report no later than 71 calendar days after the date that the report becomes due.

(c)  Exhibits

Exhibit 2 Stock Purchase Agreement between the Issuer, Tenet-Jove Technological Development Corp. Ltd. (Tenet-Jove) and Tenet-Jove Shareholders.





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                                   SIGNATURES
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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 Supcor Inc.

Date:  March 7, 2005

                                                 By:  /s/ Yuying Zhang
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                                                      Yuying Zhang, CEO